Exhibit 10.4
                              SETTLEMENT AGREEMENT

                  THIS SETTLEMENT AGREEMENT ("Agreement") is made effective as of January 31, 2002 ("Effective Date") by and among the following:

[i] HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[ii] PENNSYLVANIA BCC PROPERTIES, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania ("HCRI-PA/BCC" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[iii] HCN BCC HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("HCRI-HCN/BCC" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[iv] HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[v] FINANCIAL CARE INVESTORS OF LEBANON, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Lebanon" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[vi] FINANCIAL CARE INVESTORS OF LOYALSOCK, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Loyalsock" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[vii] FINANCIAL CARE INVESTORS OF MORRISTOWN, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Morristown" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[viii] FINANCIAL CARE INVESTORS OF OAK RIDGE, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Oak Ridge" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[ix] FINANCIAL CARE INVESTORS OF SAGAMORE HILLS, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Sagamore Hills" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[x] FINANCIAL CARE INVESTORS OF WESTERVILLE, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI-Westerville" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xi] BALANCED CARE AT SAXONBURG, INC., a corporation organized under the laws of the State of Delaware ("Saxonburg" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xii] BALANCED CARE AT BLOOMSBURG II, INC., a corporation organized under the laws of the State of Delaware ("Bloomsburg" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xiii] BALANCED CARE AT MERRILLVILLE, INC., a corporation organized under the laws of the State of Delaware ("Merrillville" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xiv] BALANCED CARE AT LEBANON, INC., a corporation organized under the laws of the State of Delaware ("BCC-Lebanon" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xv] BALANCED CARE AT LOYALSOCK, INC., a corporation organized under the laws of the State of Delaware ("BCC-Loyalsock" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xvi] BALANCED CARE AT MORRISTOWN, INC., a corporation organized under the laws of the State of Delaware ("BCC-Morristown" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xvii] BALANCED CARE AT OAK RIDGE, INC., a corporation organized under the laws of the State of Delaware ("BCC-Oak Ridge" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xviii] BALANCED CARE AT SAGAMORE HILLS, INC., a corporation organized under the laws of the State of Delaware ("BCC-Sagamore Hills" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xix] BALANCED CARE AT WESTERVILLE, INC., a corporation organized under the laws of the State of Delaware ("BCC-Westerville" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xx] BCC DEVELOPMENT AND MANAGEMENT CO., a corporation organized under the laws of the State of Delaware ("BCC Development" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xxi] BALANCED CARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Company"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055; and

[xxii] IPC ADVISORS S.A.R.L., a corporation organized under the laws of Luxembourg ("IPC"), having its principal office located at 28 rue Jean Baptise Frescz, L-1542, Luxembourg.

             Hereinafter, HCRI and Landlords may be collectively called "HCN", and Company, Tenants, Managers, and IPC may be collectively called the "BCC Group".

                                 R E C I T A L S

                  A. Each Tenant was or is the tenant of certain leased property located in Lebanon, Montoursville, Saxonburg, and Bloomsburg, Pennsylvania; Sagamore Hills and Westerville, Ohio; Oak Ridge and Morristown, Tennessee; and Merrillville, Indiana (collectively called "Property") under separate Lease Agreements described on Exhibit A attached hereto and incorporated herein ("Leases"). All documents evidencing obligations between HCN, Tenants, Managers or Company in connection with the Leases may be called collectively "Lease Documents". HCRI-PA/BCC terminated the

Lebanon, Loyalsock, Saxonburg and Bloomsburg Leases as of February 26, 2001, and HCRI-HCN/BCC terminated the Morristown, Oak Ridge, Sagamore Hills, and Westerville Leases as of February 26, 2001. HCRI conveyed the Merrillville Leased Property and assigned the Merrillville Lease to HCRI-IN as of June 16, 2001.

                  B. HCRI-PA/BCC and HCRI-HCN/BCC also extended to FCI-Lebanon, FCI-Loyalsock, FCI-Morristown, FCI-Oak Ridge, FCI-Sagamore Hills, and FCI-Westerville ("FCI Borrowers") loans in the amounts specified on Exhibit A ("FCI Loans") subject to the terms of the Loan Agreements described on Exhibit A ("FCI Loan Agreements"). The FCI Loans are each evidenced by Notes described on Exhibit A ("FCI Notes"). The FCI Loans are secured by leasehold mortgages ("FCI Leasehold Mortgages") against the Lebanon, Loyalsock, Morristown, Oak Ridge, Sagamore Hills, and Westerville Leases ("FCI Leases") and security interests in substantially all the personal property of the FCI Borrowers. All documents executed by the FCI Borrowers as evidence of or security for the FCI Loans may be called collectively the "FCI Loan Documents".

                  C. HCRI extended to Merrillville a loan in the amount specified on Exhibit A ("Merrillville Loan") subject to the terms of the Loan Agreement described on Exhibit A ("Merrillville Loan Agreement"). The Merrillville Loan is evidenced by the Note described on Exhibit A ("Merrillville Note"). The Merrillville Loan is secured by a leasehold mortgage against the Merrillville Lease and a security interest in substantially all the personal property of Merrillville. All documents executed by Merrillville as evidence of or security for the Merrillville Loan may be called collectively the "Merrillville Loan Documents".

                  D. HCRI extended to Company a loan in the amount specified on Exhibit A ("Company Loan"). The Company Loan is evidenced by the Note described on Exhibit A ("Company Note"). The Company Loan is secured by the FCI Leasehold Mortgages. All documents executed by Company as evidence of or security for the Company Loan may be called collectively the "Company Loan Documents".

                  E. Company guaranteed [i] Tenants' obligations under the Leases pursuant to the Unconditional and Continuing Lease Guaranties described on Exhibit A; [ii] the repayment of the FCI Loans pursuant to Unconditional Continuing Guaranties described on Exhibit A; and [iii] the repayment of the Merrillville Loan pursuant to the Unconditional Continuing Guaranty described on Exhibit A (collectively called "Guaranties").

                  F. Tenants currently operate the facilities identified on Exhibit A ("Facilities") and located on the Property. The Facilities are managed by Managers under separate management agreements between Managers and Tenants as described on Exhibit A ("Management Agreements").

                  G. Tenants failed to pay rent and interest in full and failed to satisfy financial covenants under the Lease Documents, the FCI Loan Documents, and the Company Loan Documents (collectively called "Defaults"). As a result, HCRI-PA/BCC and HCRI-HCN/BCC terminated the FCI Leases, the Saxonburg Lease, and the Bloomsburg Lease. In addition, HCRI-PA/BCC and HCRI-HCN/BCC accelerated payment of the FCI Loans, and HCRI accelerated payment of the Company Loan.

                  H. HCRI and Company attempted to resolve the Defaults by entering into a Master Lease Offer dated March 12, 2001, as supplemented by letters dated April 25, 2001 and June 13, 2001 (collectively called "Initial Master Lease Offer"). In connection with the Initial Master Lease Offer, Company executed and delivered to HCRI a note in the original principal amount of $216,867.00 to fund, in part, the acquisition of personal property for the Westerville Facility ("Westerville Note"). The Initial Master Lease Offer and the Westerville Note may be collectively called the "Initial Settlement Documents". Company was unable to perform its obligations under the Initial Settlement Documents.

                  I. As a result of the failure of Company to perform its obligations under the Initial Settlement Documents, HCRI, HCRI-PA/BCC, and HCRI-HCN/BCC commenced actions against Tenants (excluding Merrillville) and Company seeking, among other remedies, judgments for possession of the Property (excluding the Merrillville Property) and collection of amounts due under the FCI Loans, the Company Loan, and the Initial Settlement Documents (collectively called "HCN Litigation").

                  J. Company and HCRI have now agreed to resolve the Defaults and the HCN Litigation pursuant to the terms of a second Master Lease Offer dated December 21, 2001 ("Second Master Lease Offer"). The Second Master Lease Offer provides for [i] payment of funds to HCRI; [ii] assignment of the FCI Loans, the Company Loan, and the Merrillville Loan from HCN to IPC; [iii] termination of the Merrillville Lease and transfer of operations of the Merrillville, Westerville, Oak Ridge, and Morristown Facilities ("Transfer Facilities") to new operators designated by HCRI; [iv] execution of a Master Lease between HCRI-PA/BCC and HCRI-HCN/BCC and Balanced Care Tenant (HCN), Inc. for the Lebanon, Montoursville, Bloomsburg, Saxonburg, and Sagamore Hills

Properties ("Master Lease Properties"); and [v] a mutual release of liability in connection with the Defaults under Lease Documents. Company and HCRI shall perform their obligations under the Second Master Lease Offer subject to the terms of this Agreement.

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following.

                  1. Recitals. The Recitals set forth above are true and correct and incorporated into this Agreement. Nothing contained in the Recitals or elsewhere in this Agreement shall be deemed an admission of any liability by any party hereto.

                  2. Consideration. The parties hereto each acknowledge that it is receiving fair and reasonably equivalent value in exchange for any consideration it is providing to the other party under this Agreement. The parties intend that any transfers of value to be made by one party to the other under or in connection with this Agreement shall constitute a contemporaneous exchange for new value being provided under the terms of this Agreement by such party to the other.

                  3. Sub-Debt Purchase. Under the Second Master Lease Offer, IPC purchased the FCI Loans, the Merrillville Loan, and the Company Loan (collectively called "Sub-Debt Loans") for a purchase price of $5,000,000.00 ("Sub-Debt Purchase Price"). IPC delivered the Sub-Debt Purchase Price to HCRI on December 21, 2001. HCN assigned the FCI Notes, FCI Loan Agreement, Merrillville Loan, Merrillville Loan Agreement, and Company Note (collectively called "Loan Documents") to IPC pursuant to an Assignment of Notes and Loan Documents dated December 26, 2001.

                  4. Settlement Payment. As a material part of the consideration for the agreements, accommodations and commitments being made by HCN pursuant to this Agreement, [i] Company made a payment by wire transfer to HCRI in the amount of $250,000.00 on January 8, 2002; and [ii] commencing on February 10, 2002 and continuing thereafter on the 10th calendar day of each month thereafter up through and including January 10, 2003, Company shall pay $20,833.33 to HCRI by wire transfer.

                  5. Settlement Note. Under the Second Master Lease Offer, Company executed and delivered a promissory note in favor of HCRI in the original principal amount of $1,500,000.00 ("Settlement Note"). The Settlement Note will be secured by a leasehold mortgage against Balanced Care Tenant (HCN), Inc.'s leasehold interest in the Master Lease Properties. The Settlement Note was executed and delivered by Company to HCRI on December 21, 2001. The Settlement Note and the Settlement Payments from Company to HCN are in consideration for, among other things, the releases contemplated herein, the dismissal of the HCN Litigation, and the transfer of operations of the Transfer Facilities to the New Operators (defined below).

                  6. Sub-Debt Waivers. On December 21, 2001, HCN agreed pursuant to the Second Master Lease Offer that [i] all defaults under the Loan Documents or other writings evidencing obligations between HCN, Tenants, Managers, and Company with respect to the Sub-Debt Loans (collectively called "Sub-Debt Documents") shall be deemed cured, including without limitation any defaults under the Lease Documents resulting from any defaults under the Sub-Debt Documents (collectively called "Indebtedness Cross Defaults"); [ii] all rights and remedies with respect to the Defaults under the Sub-Debt Loans or arising under the Sub-Debt Documents shall be irrevocably waived, including without limitation, the Indebtedness Cross Defaults; [iii] all contingencies, payments, liabilities or obligations in connection with the Defaults under the Sub-Debt Loans or arising under the Sub-Debt Documents shall be deemed satisfied in full, including without limitation, the Indebtedness Cross Defaults; [iv] the HCN Litigation filed in connection with the Defaults under the Sub-Debt Loans or arising under the Sub-Debt Documents, including without limitation, the Indebtedness Cross Defaults, shall be dismissed without prejudice pursuant to a notice of dismissal acceptable to the parties hereto to be filed on the day following the day on which this Agreement and all documents related to this Agreement are executed and delivered to HCN ("Closing"), except HCN agrees that it will never again pursue any claims under the Sub-Debt Loans or the Sub-Debt Documents unless the purchase and sale of the Sub-Debt Loans are subsequently rendered void; and [v] all contingencies, payments, liabilities or obligations under the Sub-Debt Loans and the Sub-Debt Documents, including without limitation, all principal and accrued but unpaid interest, shall be deemed satisfied in full as between the BCC Group and HCN (but not IPC). The foregoing restriction on pursuing claims shall not be binding upon IPC as the assignee of the Sub-Debt.

                  7. Release Agreement. In consideration of this Agreement, the purchase of the Sub-Debt Loans, the Settlement Payment, and the Settlement Note, the BCC Group and HCN shall execute and deliver to each other a Release Agreement in the form of Exhibit B attached hereto ("Release").

                  8. Transfer of Operations of Transfer Facilities.

                           (a) Effective as of January 9, 2002 (the "RMI
Transfer Date"), the operation of the Westerville Facility and the Merrillville Facility (collectively called "OH/IN Facilities") were transferred to Retirement Management, Inc. pursuant to the following documents: Operations Transfer Agreement, Interim Management Agreement, Assignment and Assumption Agreement, and Bill of Sale (collectively called "RMI Transfer Documents").

                           (b) On or before January 31, 2002, but subject to
such extensions as are mandated by State licensing requirements, the operation of the Oak Ridge Facility and the Morristown Facility (collectively called the "TN Facilities") will be transferred to Home Quality Management, Inc. effective as of the transfer date for the TN Facilities (the "HQM Transfer Date"). In connection with the transfer of operations of the TN Facilities, Company and the Tenants and Managers of the TN Facilities shall enter into transfer documents with HQM in form and substance substantially similar to the RMI Transfer Documents, subject to the good faith negotiations of the parties and State licensing requirements. Retirement Management, Inc. and Home Quality Management, Inc. may be collectively called the "New Operators".

                  9. Mechanic's Liens. The BCC Group shall obtain the release of any mechanic's liens or litigation related to the construction of a Transfer Facility that was filed of record prior to the Transfer Date for such Transfer Facility.

                  10. Master Lease. On or before January 31, 2002, HCRI-PA/BCC, HCRI-HCN/BCC, and Balanced Care Tenant (HCN), Inc., a wholly owned subsidiary of Company, shall enter into a Master Lease Agreement for the Master Lease Properties, subject to the terms and conditions contained in the Second Master Lease Offer.

                  11. Westerville Settlement. Company shall use commercially reasonable efforts to diligently pursue settlement with respect to St. Paul Fire and Marine Company in connection with the Westerville Facility ("Westerville Settlement") pursuant to that certain Settlement Agreement and Mutual Release dated January 11, 2002 among BCC Development and Management Co., the St. Paul Companies, and the other parties named therein. Company shall use any funds it receives in connection with the Westerville Settlement as follows: first to pay reasonable legal costs incurred by a member of the BCC Group in connection with the Westerville Settlement, second to pay Company's remaining construction costs in connection with the completion of the

Westerville Facility, and third, to HCRI up to a maximum of $416,867.00.

                  12. Lease Waivers. Effective upon Closing, HCN agrees that [i] all defaults under the Lease Documents shall be deemed cured; [ii] all rights and remedies with respect to the Defaults under the Lease Documents shall be irrevocably waived; [iii] all contingencies, payments, liabilities or obligations in connection with the Defaults under the Lease Documents shall be deemed satisfied in full; and [iv] the HCN Litigation filed in connection with the Defaults under the Lease Documents shall be dismissed with prejudice pursuant to notices of dismissal acceptable to the parties hereto to be filed on the day after Closing.

                  13. BCC Representations and Warranties. In order to induce HCN to enter into this Agreement, the BCC Group represents and warrants to HCN as follows as of the Effective Date:

                  13.1 Authorization. The execution and delivery of this Agreement and all related agreements and documents executed by the BCC Group and the consummation of the transactions contemplated hereby have been duly authorized by all necessary parties.

                  13.2 No Consent. To the BCC Group's knowledge, no consent or approval of any person or entity or Federal, state or local governmental body or agency is required for the BCC Group to execute and deliver this Agreement or to perform its obligations hereunder except for those consents that have already been obtained and for the licenses to be granted to New Operators.

                  13.3 No Violation. The execution and delivery of this Agreement by the BCC Group and the consummation of the transactions contemplated hereby do not violate or breach any organizational document of any member of the BCC Group or any contract, agreement, order, judgment, consent decree or law by which the BCC Group or any of its assets are bound.

                  13.4 Legal Proceedings. Except for the HCN Litigation and except as provided on Exhibit C, there is no action, injunction, suit, or other legal proceeding presently pending or, to the knowledge of the BCC Group, threatened against any member of the BCC Group in excess of $25,000.00 which is not covered by insurance that would materially adversely affect the validity or enforceability of this Agreement against any member of the BCC Group or the business, financial condition or assets of any member of the BCC Group.

                  13.5 Bankruptcy. No voluntary or involuntary proceeding under 11 U.S.C. or any federal or state law relating to bankruptcy, insolvency or the relief of debtors has been filed by or against any member of the BCC Group and no proceeding has been commenced in which the appointment of a receiver, trustee or custodian with respect to any of the Facilities has been requested.

                  13.6 No Transfer of Claims. The BCC Group has not assigned, transferred, or conveyed, in whole or part, any of the claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses or offsets that are being released in the Release Agreement.

                  14. HCN Representations and Warranties. In order to induce the BCC Group to enter into this agreement, HCN represents and warrants to the BCC Group as follows as of the Effective Date:

                  14.1 Authorization. The execution and delivery of this Agreement and all related agreements and documents executed by HCN and the consummation of the transactions contemplated hereby have been duly authorized by all necessary parties.

                  14.2 No Assignment of Claims. Except for the assignment of the Sub-Debt Loans and Sub-Debt Documents, HCN has not assigned, transferred, or conveyed, in whole or in part, any of the claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses or offsets that are being released in the Release Agreement.

                  15. Further Assurances. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents, assignments, bills of sale and instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder. Tenants shall deliver to HCN (or to an escrow agent specified by HCN) an original executed termination of any Memorandum or Notice of Lease for each Lease in recordable form and in form acceptable to HCN. At Closing (for the Master Lease Facilities) and on the applicable dates that the New Operators occupy the Transfer Facilities (or such other date that may be required for regulatory purposes for the Transfer Facilities) Tenant and Managers shall deliver to HCN evidence of the termination of the Management Agreements.

                  16. Confidentiality; Public Disclosure. The parties agree to maintain the terms of this Agreement and all negotiations relating to the subject matter of this Agreement as confidential among the BCC Group and HCN, except [i] for disclosure to their respective professional advisors and consultants who agree to be bound by the provisions hereof; [ii] disclosures required under the Securities Exchange Act of 1934 and the Securities Act of 1933 and the regulations promulgated thereunder, including without limitation, the filings of exhibits (collectively called "SEC Disclosures"); and [iii] if, on the advice of counsel, the disclosing party is required to do so for compliance with law, but the disclosing party shall provide the nondisclosing party with prompt prior notice so the nondisclosing party may seek a protective order or other appropriate remedy. The disclosing party agrees to disclose only such portion of the information that is legally required to be disclosed and take all reasonable steps to preserve the confidentiality of the remaining information. Except for any SEC Disclosures or as otherwise required by law, no member of the BCC Group or HCN will issue or cause to be issued any announcement, press release or other statement concerning this Agreement or the subject matter of this Agreement to the persons employed at the Facilities, residents of the Facilities, the press or the general public without the prior written approval [i] of HCN for any such communication by any member of the BCC Group, and [ii] of Company for any such communication by HCN. Except for SEC Disclosures, Company and HCN shall agree on disclosures for public dissemination. All approvals shall not be unreasonably withheld, conditioned or delayed.

                  17. BCC Group Event of Default. The failure of the BCC Group to perform any covenant or to conform to any warranty or representation under this Agreement will constitute an Event of Default (without any notice, grace or cure period) under this Agreement ("BCC Group Event of Default").

                  18. HCN Rights and Remedies. Upon the occurrence of any BCC Group Event of Default and at any time thereafter until HCN waives the default in writing or the default is cured, at HCN's option, without declaration, notice of dishonor, protest, noting for protest, or any other notice, or demand of any kind (all of which the BCC Group hereby waive), HCN may proceed against the BCC Group, jointly and severally, at law or in equity, to collect all damages (including consequential damages), losses, liabilities and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from an BCC Group Event of Default and, in addition, may obtain the remedy of specific performance. This
Section 18 shall not limit the provisions of the Release and to the extent that there is a conflict between any provision in this Agreement and the Release, the Release shall control.

                  19. HCN Event of Default. The failure of HCN to perform any covenant or to conform to any warranty or representation under this Agreement will constitute an Event of Default (without any notice, grace or cure period) under this Agreement ("HCN Event of Default").

                  20. BCC Group Rights and Remedies. Upon the occurrence of any HCN Event of Default and at any time thereafter until the BCC Group waives the default in writing or the default is cured, at the BCC Group's option, without declaration, notice of dishonor, protest, noting for protest, or any other notice, or demand of any kind (all of which HCN hereby waives), the BCC Group may proceed against HCN, jointly and severally, at law or in equity, to collect all damages (including consequential damages), losses, liabilities and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from an HCN Event of Default and, in addition, may obtain the remedy of specific performance. This
Section 20 shall not limit the provisions of the Release and to the extent that there is a conflict between any provision in this Agreement and the Release, the Release shall control.

                  21. Voluntary Agreement. The BCC Group represents and warrants that [i] each is represented by legal counsel (or has knowingly declined legal counsel) in regard to the transaction provided for by this Agreement and that such counsel has explained to each of them the significance of the terms, and the meaning and effect of this Agreement and all other related documents; [ii] each is fully aware and clearly understands all of the terms and provisions contained in this Agreement and in all other related documents; [iii] each has voluntarily, with full knowledge and without coercion or duress of any kind entered into this Agreement and the documents executed in connection with this Agreement; [iv] each is not relying on any representations either written or oral, express or implied, made to any of them by HCN other than as set forth in this Agreement; [v] this Agreement reflects a proposal that the BCC Group made to HCN on their own initiative; and [vi] the consideration received by the BCC Group to enter into this Agreement and the arrangement contemplated by this Agreement has been actual and sufficient.

                  22. Miscellaneous.

                  22.1 Transaction Costs. Each party shall be responsible for its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, HCN legal fees provided, however, the BCC Group shall pay all recording and title costs and any HCN legal fees in excess of $10,000.00 but subject to a maximum liability of $15,000.00.

                  22.2 Governing Law. The laws of the State of Ohio shall govern the construction of this Agreement and the rights and duties of the parties hereunder. If any provision of this Agreement or the application thereof to anyone or any circumstances shall be adjudged invalid or unenforceable to any extent, the application of the remainder of the provisions of this Agreement shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  22.3 Time is of the Essence. Time is of the essence in the performance of this Agreement.

                  22.4 Entire Agreement; Amendment; Waiver. This Agreement, the Second Master Lease Offer, the Master Lease and any other documents contemplated hereunder constitute the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. In the event of a conflict between any provision of the Second Master Lease Offer and any provision of this Agreement, this Agreement shall control. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement in any one or more instances, shall be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

                  22.5 Joint Venture; Third Party Beneficiaries. Nothing contained herein shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof. The parties hereto do not intend that any third party, other than the New Operators, shall have any rights under this Agreement.

                  22.6 Captions. The section headings contained herein are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

                  22.7 Counterparts. This Agreement may be executed and delivered via facsimile and in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.

                  23. Notices. All notices hereunder shall be in writing, and delivered personally, or by nationally recognized overnight courier service, or by United States mail, postage prepaid, to the addresses set forth below or to such other address as may hereafter be provided in writing to the other party:

                  HCN:         Health Care REIT, Inc.
                               One Sea Gate, Suite 1500
                               P. O. Box 1475
                               Toledo, Ohio  43603-1475
                               Attention: Erin C. Ibele, Vice President and
                                          Corporate Secretary

                  BCC Group:   Balanced Care Corporation
                               1215 Manor Drive
                               Mechanicsburg, Pennsylvania  17055
                               Attention:   Richard D. Richardson, Interim CEO

                               with a copy to:
                               Balanced Care Corporation
                               1215 Manor Drive
                               Mechanicsburg, Pennsylvania  17055
                               Attention: Robin L. Barber, Esq.
                                          Senior Vice President and Legal
                                          Counsel

All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one day after deposit with a nationally recognized overnight courier.

                  24. CONSENT TO JURISDICTION. EACH MEMBER OF THE BCC GROUP HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THIS AGREEMENT; [II] THE RELEASE; [III] ANY OTHER DOCUMENTS CONTEMPLATED HEREUNDER; OR [IV] ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT RELATING TO OR SECURING ANY OF THE FOREGOING. EACH MEMBER OF THE BCC GROUP HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. EACH MEMBER OF THE BCC GROUP AGREES THAT A FINAL JUDGMENT IN ANY SUCH

ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  25. WAIVER OF JURY TRIAL. HCN AND EACH MEMBER OF THE BCC GROUP WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS AGREEMENT, THE RELEASE OR ANY OTHER DOCUMENTS RELATING TO OR SECURING ANY OF THE FOREGOING.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

HCN:                            HEALTH CARE REIT, INC.

                                By:/s/Erin C. Ibele

                                         Title: Vice President
                                         and Corporate Secretary
LANDLORDS:                      PENNSYLVANIA BCC PROPERTIES, INC.

                                By:/s/Erin C. Ibele

                                         Title: Vice President
                                         and Corporate Secretary
                                HCN BCC HOLDINGS, INC.

                                By:/s/Erin C. Ibele

                                         Title: Vice President
                                         and Corporate Secretary
                                HCRI INDIANA PROPERTIES, LLC

                                By:/s/Erin C. Ibele

                                         Title: Vice President
                                         and Corporate Secretary
TENANTS:                        FINANCIAL CARE INVESTORS OF LEBANON, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                FINANCIAL CARE INVESTORS OF LOYALSOCK, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                FINANCIAL CARE INVESTORS OF MORRISTOWN, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                FINANCIAL CARE INVESTORS OF OAK RIDGE, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                FINANCIAL CARE INVESTORS OF SAGAMORE HILLS, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                FINANCIAL CARE INVESTORS OF WESTERVILLE, LLC

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT SAXONBURG, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT BLOOMSBURG II, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT MERRILLVILLE, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

MANAGERS:                       BALANCED CARE AT LEBANON, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT LOYALSOCK, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT MORRISTOWN, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT OAK RIDGE, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT SAGAMORE HILLS, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BALANCED CARE AT WESTERVILLE, INC.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

                                BCC DEVELOPMENT AND MANAGEMENT CO.

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Vice President and
                                         Secretary

COMPANY:                        BALANCED CARE CORPORATION

                                By:/s/Robin L. Barber
                                         Robin L. Barber
                                         Senior Vice President,
                                         Legal Counsel, and
                                         Assistant Secretary

IPC:                            IPC ADVISORS S.A.R.L.


                                By:/s/J.B. Unsworth
                                Title: Manager

                                                                       EXHIBIT A


Leases

                Tenants                                            Facility Types                    Facilities
               Landlords                   Agreements (Date)       (Units, Beds)                     Locations
Financial Care Investors of Lebanon, LLC  Lease Agreement      Personal care facility  Outlook Pointe at Lebanon
                                          (9/22/98);           (56 units, 60 beds)     860 Norman Drive
Pennsylvania BCC Properties, Inc.         First Amendment                              Lebanon, Pennsylvania  17042
                                          (9/30/99)                                    County:  Lebanon
                                                                                       ("Lebanon Facility")

Financial Care Investors of Loyalsock,    Lease Agreement      Personal care facility  Outlook Pointe at Loyalsock
LLC                                       (9/22/98);           (56 units, 60 beds)     2985 Four Mile Drive
                                          First Amendment                              Montoursville, Pennsylvania  17754
Pennsylvania BCC Properties, Inc.         (9/30/99)                                    County:  Lycoming
                                                                                       ("Loyalsock Facility")

Financial Care Investors of Morristown,   Lease Agreement      Assisted care living    Outlook Pointe at Morristown
LLC                                       (9/22/98);           facility                2131 Walters Drive
                                          First Amendment      (60 units, 66 beds)     Morristown, Tennessee  27814
HCN BCC Holdings, Inc.                    (9/30/99)                                    County:  Hamblen
                                                                                       ("Morristown  Facility")

Financial Care Investors of Oak Ridge,    Lease Agreement      Assisted care living    Outlook Pointe at Oak Ridge
LLC                                       (9/22/98);           facility                734 Emory Valley Road
                                          First Amendment      (58 units, 62 beds)     Oak Ridge, Tennessee  37830
HCN BCC Holdings, Inc.                    (9/30/99)                                    County:  Anderson
                                                                                       ("Oak Ridge Facility")

Leases

                Tenants                                            Facility Types                    Facilities
               Landlords                   Agreements (Date)       (Units, Beds)                     Locations
Financial Care Investors of Sagamore      Lease Agreement      Residential care        Outlook Pointe at Sagamore Hills
Hills, LLC                                (9/22/98);           facility                997 West Aurora Road
                                          First Amendment      (103 units, 214 beds)   Sagamore Hills, Ohio  44067
HCN BCC Holdings, Inc.                    (9/30/99)                                    County:  Summit
                                                                                       ("Sagamore Hills Facility")

Financial Care Investors of               Lease Agreement      Residential care        Outlook Pointe at Westerville
Westerville, LLC                          (9/22/98);           facility                690 Cooper Road
                                          First Amendment      (106 units, 106 beds)   Westerville, Ohio  43081
HCN BCC Holdings, Inc.                    (9/30/99)                                    County:  Franklin
                                                                                       ("Westerville Facility")

Leases

               Tenants                                          Facility Types                  Facilities
              Landlords                  Agreements (Date)      (Units, Beds)                   Locations
Balanced Care at Bloomsburg II, Inc.   Lease Agreement        Skilled nursing          Balanced Care, Bloomsburg
                                       (3/15/99);             facility                 3298 Ridge Road
Pennsylvania BCC Properties, Inc.      First Amendment        (36 units, 66 beds)      Bloomsburg, Pennsylvania  17815
                                       (9/30/99)                                       County:  Columbia
                                                                                       ("Bloomsburg Facility")

Balanced Care at Saxonburg, Inc.       Lease Agreement        Assisted living          Outlook Pointe at Saxonburg
                                       (3/15/99);             (personal care           100 Bella Court
Pennsylvania BCC Properties, Inc.      First Amendment        boarding home)           Saxonburg, Pennsylvania  16056
                                       (9/30/99)              (77 units, 103 beds)     County:  Butler
                                                                                       ("Saxonburg Facility")

Balanced Care at Merrillville, Inc.    Master Lease           Residential care         Outlook Pointe at Merrillville
                                       Agreement              facility                 101 West 87th Avenue
HCRI Indiana Properties, LLC           (10/1/00);             (63 units, 86 beds)      Merrillville, Indiana  46410
                                       Amendment to Master                             County:  Lake
                                       Lease Agreement                                 ("Merrillville Facility")
                                       (10/1/00)

Loans

                   Borrowers                           Agreements                  Notes
                    Lenders                              (Date)                   (Date)              Amount
Financial Care Investors of Lebanon, LLC         Loan Agreement           Amended and Restated     $686,800.00
                                                 (9/22/98);               Note (10/31/00)
Pennsylvania BCC Properties, Inc.                First Amendment
                                                 (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Financial Care Investors of Loyalsock, LLC       Loan Agreement;          Amended and Restated     $674,050.00
                                                 First Amendment          Note (10/31/00)
Pennsylvania BCC Properties, Inc.                (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Financial Care Investors of Morristown, LLC      Loan Agreement;          Amended and Restated     $692,000.00
                                                 First Amendment          Note (10/31/00)
HCN BCC Holdings, Inc.                           (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Loans

                   Borrowers                           Agreements                  Notes
                    Lenders                              (Date)                   (Date)              Amount
Financial Care Investors of Oak Ridge, LLC       Loan Agreement;          Amended and Restated     $697,948.00
                                                 First Amendment          Note (10/31/00)
HCN BCC Holdings, Inc.                           (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Financial Care Investors of Sagamore Hills, LLC  Loan Agreement;          Amended and Restated     $1,243,550.00
                                                 First Amendment          Note (10/31/00)
HCN BCC Holdings, Inc.                           (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Financial Care Investors of Westerville, LLC     Loan Agreement;          Amended and Restated     $1,313,675.00
                                                 First Amendment          Note (10/31/00)
HCN BCC Holdings, Inc.                           (9/30/99);
                                                 Second Amended and
                                                 Restated Loan Agreement
                                                 (10/31/00)

Balanced Care at Merrillville, Inc.              Loan Agreement           Note                     $1,000,000.00
                                                 (10/1/00)                (10/1/00)
Health Care REIT, Inc.

Loans

                   Borrowers                           Agreements                  Notes
                    Lenders                              (Date)                   (Date)              Amount

Balanced Care Corporation                        N/A                      Note                     $900,000.00
                                                                          (10/31/00)
Health Care REIT, Inc.

Guaranties

                                                   Agreements
                Guarantor                            (Date)                            Guaranteed Obligations
Balanced Care Corporation                  Unconditional and            Payment and performance of Bloomsburg's obligations
                                           Continuing Lease Guaranty    under the Bloomsburg Lease
                                           (3/15/99)

Balanced Care Corporation                  Unconditional and            Payment and performance of Saxonburg's obligations
                                           Continuing Lease Guaranty    under the Saxonburg Lease
                                           (3/15/99)

Balanced Care Corporation                  Unconditional and            Payment and performance of Merrillville's
                                           Continuing Guaranty          obligations under the Merrillville Lease and the
                                           (10/1/00)                    Merrillville Loan

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Lebanon's obligations
                                           Continuing Lease Guaranty    under the Lebanon Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Loyalsock's
                                           Continuing Lease Guaranty    obligations under the Loyalsock Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Morristown's
                                           Continuing Lease Guaranty    obligations under the Morristown Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Oak Ridge's
                                           Continuing Lease Guaranty    obligations under the Oak Ridge Lease
                                           10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Sagamore Hills'
                                           Continuing Lease Guaranty    obligations under the Sagamore Hills Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Westerville's
                                           Continuing Lease Guaranty    obligations under the Westerville Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Lebanon's obligations
                                           Continuing Guaranty          under the FCI Loan extended to FCI-Lebanon
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Loyalsock's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Loyalsock

Guaranties

                                                   Agreements
                Guarantor                            (Date)                            Guaranteed Obligations
Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Morristown's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Morristown

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Oak Ridge's
                                           Continuing Guaranty          obligations under the FCI Loan extended to FCI-Oak
                                           (10/31/00)                   Ridge

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Sagamore Hills'
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Sagamore Hills

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Westerville's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Westerville

Management Agreements

                                                   Agreements               Facility Types                Facilities
                Managers                             (Date)                  (Units, Beds)                Locations
Balanced Care at Lebanon, Inc.             Management Agreement         Personal care facility   Outlook Pointe at Lebanon
                                           (9/30/98)                    (56 units, 60 beds)      860 Norman Drive
                                                                                                 Lebanon, Pennsylvania  17042
                                                                                                 County:  Lebanon
                                                                                                 ("Lebanon Facility")

Balanced Care at Loyalsock, Inc.           Management Agreement         Personal care facility   Outlook Pointe at Loyalsock
                                           (9/30/98)                    (56 units, 60 beds)      2985 Four Mile Drive

                                                                                                 Montoursville,
                                                                                                 Pennsylvania  17754
                                                                                                 County:  Lycoming
                                                                                                 ("Loyalsock Facility")

Balanced Care at Morristown, Inc.          Management Agreement         Assisted care living     Outlook Pointe at Morristown
                                           (9/30/98)                    facility                 2131 Walters Drive
                                                                        (60 units, 66 beds)      Morristown, Tennessee  27814
                                                                                                 County:  Hamblen
                                                                                                 ("Morristown  Facility")

Balanced Care at Oak Ridge, Inc.           Management Agreement         Assisted care living     Outlook Pointe at Oak Ridge
                                           (9/30/98)                    facility                 734 Emory Valley Road
                                                                        (58 units, 62 beds)      Oak Ridge, Tennessee  37830
                                                                                                 County:  Anderson
                                                                                                 ("Oak Ridge Facility")

Balanced Care at Sagamore Hills, Inc.      Management Agreement         Residential care         Outlook Pointe at Sagamore
                                           (9/30/98)                    facility                 Hills
                                                                        (103 units, 214 beds)    997 West Aurora Road
                                                                                                 Sagamore Hills, Ohio  44067
                                                                                                 County:  Summit
                                                                                                 ("Sagamore Hills Facility")

Balanced Care at Westerville, Inc.         Management Agreement         Residential care         Outlook Pointe at
                                           (9/30/98)                    facility                 Westerville
                                                                        (106 units, 106 beds)    690 Cooper Road
                                                                                                 Westerville, Ohio  43081
                                                                                                 County:  Franklin
                                                                                                 ("Westerville Facility")

Management Agreements

                                                   Agreements               Facility Types                Facilities
                Managers                             (Date)                  (Units, Beds)                Locations
BCC Development and Management Co.        Agreement to Provide            Skilled nursing          Balanced Care, Bloomsburg
                                          Management Services Between     facility                 3298 Ridge Road
                                          Balanced Care at Bloomsburg     (36 units, 66 beds)      Bloomsburg, Pennsylvania
                                          II, Inc. and BCC Development                             17815
                                          and Management Co.                                       County:  Columbia
                                          (1/2/98)                                                 ("Bloomsburg Facility")

BCC Development and Management Co.        Agreement to Provide            Assisted living          Outlook Pointe at Saxonburg
                                          Management Services Between     (personal care           100 Bella Court
                                          Balanced Care at Saxonburg,     boarding home)           Saxonburg, Pennsylvania
                                          Inc. and BCC Development and    (77 units, 103 beds)     16056
                                          Management Co.                                           County:  Butler
                                          (10/31/97)                                               ("Saxonburg Facility")

BCC Development and Management Co.        Agreement to Provide            Residential care         Outlook Pointe at
                                          Management Services Between     facility                 Merrillville
                                          Balanced Care at                (63 units, 86 beds)      101 West 87th Avenue
                                          Merrillville, Inc. and BCC                               Merrillville, Indiana  46410
                                          Development and Management Co.                           County:  Lake
                                          (10/24/00)                                               ("Merrillville Facility")